API TRUST CAPITAL INCOME FUND
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

     API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series ("Series"). This Prospectus relates only to shares of the Capital Income Fund ("Fund"), a diversified series of the Trust. The Fund's primary investment objective is to seek to achieve high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing in shares of open-end and closed-end investment companies. No assurance can be given that the Fund will achieve its investment objectives.

     Shares of the Fund are offered through Yorktown Distributors, Inc. ("Distributors"). The Fund's minimum initial investment is $500; subsequent investments must be at least $100. The Fund pays expenses related to the distribution of its shares. In addition, the Fund may invest in shares of funds that charge sales loads and/or pay their own distribution expenses.

     This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

     Shares of the Fund are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   This Prospectus is dated October 1, 1997.

                               TABLE OF CONTENTS

    Topic                                                                                               Page
    -----                                                                                               ----
TABLE OF FUND EXPENSES................................................................................     3

FINANCIAL HIGHLIGHTS..................................................................................     4

GENERAL...............................................................................................     5

INVESTMENT OBJECTIVES AND POLICIES....................................................................     5

OTHER INVESTMENT POLICIES.............................................................................     7
  Selection of Underlying Funds.......................................................................     7
  Temporary Investments...............................................................................     7
  Borrowing and Other Policies........................................................................     8
  Portfolio Turnover..................................................................................     8

RISKS AND OTHER CONSIDERATIONS........................................................................     8
  General.............................................................................................     8
  Open-End Funds......................................................................................     9
  Closed-End Funds....................................................................................     9

MANAGEMENT OF THE FUND................................................................................    10

PURCHASE OF FUND SHARES...............................................................................    12
  Distribution Arrangements...........................................................................    12
  How Shares May Be Purchased.........................................................................    13
  Systematic Investment Plan..........................................................................    13
  Exchange Privileges.................................................................................    13
  Determining Net Asset Value.........................................................................    14

REDEMPTION OF FUND SHARES.............................................................................    15
  How Shares May Be Redeemed..........................................................................    15
  Systematic Withdrawal Plan..........................................................................    15

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES..............................................................    16
  Dividends and Other Distributions...................................................................    16
  Taxation of the Fund................................................................................    16
  Taxation of Underlying Funds........................................................................    16
  Taxation of Shareholders............................................................................    16
  Qualified Retirement Plans..........................................................................    17

PERFORMANCE INFORMATION...............................................................................    17

FUND SHARES...........................................................................................    18

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.....................................................    19

GENERAL INFORMATION...................................................................................    19

APPENDIX..............................................................................................    20

                             TABLE OF FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load imposed on purchases..................................................................     None
  Redemption fees..................................................................................     None
  Sales load imposed on reinvested dividends.......................................................     None
  Exchange fees....................................................................................     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)(1)
  Management Fees (after waivers)(2)...............................................................    0.00%
  12b-1 Fees.......................................................................................    0.50%
  Other Expenses...................................................................................    1.27%
                                                                                                      ------

  Total Fund Operating Expenses (after waivers)(2).................................................    1.77%

     (1) "Annual Fund Operating Expenses" are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

     (2) The Fund's investment adviser, Yorktown Management & Research Company, Inc. (the "Adviser") waives its advisory fees in an amount equal to the amount Distributors (an affiliate of the Adviser) retains with respect to dealer reallowances resulting from the Fund's purchase of load fund shares and Rule 12b-1 fees received from open-end investment companies. If the Fund's investment advisory fees had not been waived during the fiscal year ended May 31, 1997, the Fund's Management Fees and Total Fund Operating Expenses would have been 0.60% and 2.38%, respectively. See "Management of the Fund" for additional information. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying funds.

     EXAMPLE -- A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each period.

                    After 1 year.....................   $ 18
                    After 3 years....................     56
                    After 5 years....................     97
                    After 10 years...................    210

     The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. The Example should not be considered a representation of past or future expenses. Actual expenses of the Fund may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The table below provides financial highlights for one share of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing on the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P. On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.

                                                           FOR THE YEAR/PERIOD ENDED MAY 31,
                          ---------------------------------------------------------------------------------------------------
                           1997      1996      1995      1994      1993      1992      1991      1990      1989      1988(1)
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
For a share outstanding
  throughout each
  year/period:
Net asset value,
  beginning of
  year/period..........   $17.57    $17.21    $16.34    $16.06    $14.69    $13.66    $12.78    $13.40    $13.19    $   13.64
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
Income from investment
  operations:
  Net investment income
    (loss).............     0.32      0.34      0.35     (0.01)    (0.06)    (0.13)     0.19      0.52      0.55        (0.02)
  Net realized and
    unrealized gain
    (loss) on
    investments........     3.49      2.57      1.64      0.78      1.43      1.16      0.99     (0.57)     0.06        (0.43)
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
  Total income (loss)
    from investment
    operations.........     3.81      2.91      1.99      1.37      1.03      1.18     (0.05)     0.61     (0.45)        0.77
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
Distributions:
  From net investment
    income.............    (0.48)    (0.28)    (0.36)                                  (0.27)    (0.57)    (0.40)
  In excess of net
    investment income..                                                                (0.03)
  From net realized
    gain on security
    transactions.......    (0.98)    (2.27)    (0.76)    (0.49)
                          ------    ------    ------    ------                        ------    ------    ------
    Total
      distributions....    (1.46)    (2.55)    (1.12)    (0.49)                        (0.30)    (0.57)    (0.40)
                          ------    ------    ------    ------                        ------    ------    ------
      Net asset value,
        end of
        year/period....   $19.92    $17.57    $17.21    $16.34    $16.06    $14.69    $13.66    $12.78    $13.40    $   13.19
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
                          ------    ------    ------    ------    ------    ------    ------    ------    ------    ---------
Total return...........    22.43%    17.65%    13.08%     4.79%     9.33%     7.51%     9.63%    (0.41)%    4.65%      (24.58)%(2)
Ratios/Supplemental
  Data:
  Net assets, end of
    year/period
    (000's omitted)....   $8,098    $4,417    $3,031    $2,964    $2,603    $1,828    $1,670    $2,584    $1,822    $     251
  Ratio of expenses to
    average net
    assets(3)..........     1.77%     2.22%     2.05%     2.12%     2.77%     3.47%     3.83%     2.92%     3.73%       11.34% (2)
  Ratio of net
    investment income
    (loss) to average
    net assets.........     1.84%     1.43%     0.75%    (0.06)%   (0.82)%   (0.98)%    1.54%    4.46%      4.69%       (2.14)%(2)
Portfolio turnover
  rate.................       67%       40%       65%       17%       29%       55%      120%      110%       68%          --

---------------

(1) Commencement of operations was April 13, 1988.

(2) Annualized.

(3) Without fees waived/reimbursed by the investment adviser and distributor, the ratio of expenses to average net assets would have been 2.38%, 2.82%, 2.65%, 2.72%, 3.37%, 4.07%, 4.43%, 3.53%, 4.38% and 14.77%, respectively.

                                    GENERAL

     The Fund seeks to achieve its investment objectives by investing in shares of open-end and closed-end investment companies (the "underlying funds"). Normally, the Fund will invest in approximately ten to fifty underlying funds, although it may invest up to 25% of its total assets in any one underlying fund. All of the Trust's Series that invest in underlying funds may invest in shares of the same underlying fund; however, the percentage of each Series' assets so invested may vary and the Series and their affiliates may not hold more than 3% of an underlying fund's shares. If the Fund holds more than 1% of the shares of an open-end fund, that fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund held by the Fund in excess of 1% of the open-end fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets. The Fund may not purchase shares of investment companies that are not registered with the SEC.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to seek to achieve high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in shares of underlying funds that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convertible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock). Under normal conditions, the Fund invests between 25% and 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities). Such funds may be subject to risks due to their investment in foreign securities. See the Appendix. All investments involve risks, and there is no assurance that the investment objectives of the Fund will be achieved.

     Unlike most fixed-income securities, the amount of dividends, if any, paid on common stock is not fixed and the holders of equity securities are not entitled to be paid a fixed amount of principal. Equity securities may have greater potential for capital appreciation than fixed-income securities, but carry a correspondingly greater risk of capital loss. Additionally, convertible securities may offer higher income than the common stocks into which they are convertible. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they may reflect changes in value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

     The market value of fixed-income securities is affected by changes in interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.

     The Fund may invest in underlying funds that invest only in debt securities rated at least investment grade (BBB and above/Baa and above) by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in underlying funds that invest in debt securities that are rated below investment grade by S&P or Moody's. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody's or, if unrated, determined by the underlying fund's investment adviser to be of comparable quality. This includes debt securities rated BBB by S&P or Baa by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as "junk bonds"), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody's, are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinion regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

     Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holder of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     An underlying fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities and the "interest" on payment-in-kind securities must be included in the underlying fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     The investment objectives of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). Certain other investment limitations that apply to the Fund also may not be changed without shareholder approval, as described in the Statement of Additional Information. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.

                           OTHER INVESTMENT POLICIES

Selection of Underlying Funds

     The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the Adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest, the Adviser considers, among other factors, the factors considered for open-end companies and the funds' historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The Fund may invest in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or at a premium to net asset value.

     The underlying funds in which the Fund invests may include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Fund. For example, although the Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging) or invest up to 25% of its total assets in any one such underlying fund.

Temporary Investments

     Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments such as (1) U.S. Government securities; (2) instruments (such as certificates of deposit, demand and time deposits and bankers' acceptances) of banks and savings associations that are insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements secured by U.S. Government securities; and (4) commercial paper, including master demand notes, rated A-1 by S&P or P-1 by Moody's. To the extent the Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The underlying funds also may invest under similar circumstances in similar instruments.

Borrowing and Other Policies

     The Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). The Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.

Portfolio Turnover

     The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 67% and 40%, respectively. A high portfolio turnover rate (100% or more), whether incurred by the Fund or an underlying fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the underlying fund, and increases the potential for short-term capital gains and taxes.

                         RISKS AND OTHER CONSIDERATIONS

General

     Any investment in an open-end or closed-end investment company involves risk, and, although the Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices, including leverage, that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the underlying funds in which the Fund invests may or may not have the same investment limitations as those of the Fund itself. Moreover, while the Fund has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Fund, through its investments in underlying funds, indirectly may invest more than 25% of its assets in any one industry. In addition, the underlying funds in which the Fund invests may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts. The risks associated with investments in foreign securities are described in the Appendix to this Prospectus and the risks associated with these other investment policies are described in the Statement of Additional Information.

     Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in the Fund should recognize that he may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the

Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.

Open-End Funds

     The Fund may purchase shares of open-end funds that impose a front-end sales load ("Load Fund Shares") and shares of open-end funds that do not impose a front-end sales load. However, the Fund may not invest in shares of open-end funds that are sold subject to a redemption fee of more than 1%. An open-end fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested); provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of the Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more. Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund's average daily net assets.

     Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Yorktown Distributors, Inc., the distributor of the Fund shares, generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of Load Fund Shares by the Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. The Adviser has agreed to waive its advisory fees in an amount equal to amounts Distributors retains as (i) dealer reallowances resulting from the Fund's purchase of Load Fund Shares and (ii) Rule 12b-1 fees received from underlying open-end funds.

     Although open-end fund shares are redeemable by the Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

Closed-End Funds

     Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange ("NYSE"), the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq") or, in some cases, may be traded in other over-the-counter ("OTC") markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

     The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

     The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

     The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

     Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect of, leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.

                             MANAGEMENT OF THE FUND

     The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

     The Adviser has acted as the investment adviser to the Fund since it commenced operations on April 13, 1988. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other Series.

     For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser reduces its advisory fees on a dollar for dollar basis to the extent Distributors receives (i) dealer reallowances on purchases by the Fund of shares of open-end funds that are sold with a sales load and (ii) Rule 12b-1 fees received from underlying open-end funds.

     The Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers, selected by it in its discretion, including Distributors. With respect to purchases of Load Fund Shares, the Adviser will direct, to the extent possible, substantially all of the Fund's orders to Distributors. Where Distributors acts as the dealer with respect to the purchases of Load Fund Shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. If Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer. Factors in the selection of such a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer.

     Distributors also may assist in the execution of the Fund's portfolio transactions to purchase open-end fund shares for which it may receive distribution payments from the funds or their underwriter in accordance with the distribution plans of those funds. In providing execution assistance, Distributors receives orders from the Adviser, places them with the fund's distributor, transfer agent or other person as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.

                            PURCHASE OF FUND SHARES

Distribution Arrangements

     Yorktown Distributors, Inc., whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

     Under a plan of distribution ("Plan") adopted by the Trust's Board of Trustees and approved by the Fund's shareholders pursuant to Rule 12b-1 under the 1940 Act, the Fund pays Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. In addition, the Fund pays Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. Distributors may also receive dealer reallowances (up to a maximum of 1% of the public offering price) on purchases by the Fund of shares of underlying funds that are sold with a front-end sales load.

     As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

     During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

     Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

     Distributors also may provide additional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers that have sold or may sell significant amounts of shares. Such incentives may include permitting brokers to be named the dealer of record on underlying fund shares purchased by the Fund, with the result that those brokers could receive trail commissions from the underwriters of those underlying funds. These commissions could be paid as long as the Fund held the underlying fund shares in its portfolio and the underwriters continued to pay the trail commissions. If these commissions were not paid to those brokers, then the commissions could be paid to Distributors and could thereby reduce the fees paid by the Fund to the Adviser for advisory services. See "Management of the Fund".

     Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

How Shares May Be Purchased

     Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge its client a fee for selling Fund shares. The Trust and Distributors reserve the right to reject any purchase order.

     When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

Systematic Investment Plan

     Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the NYSE on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

Exchange Privileges

     Shares of the Fund may be exchanged for shares of any of the Trust's Series listed below without an exchange fee. The Trust's Series with which exchanges may be made are:

    Growth Fund, which seeks growth of capital. Like the Fund, the Growth Fund seeks to achieve its investment objective by investing in shares of underlying funds.

    T-1 Treasury Trust, which seeks current income while limiting credit risk. The T-1 Treasury Trust seeks to achieve its objective by investing in U.S. Treasury securities with remaining maturities of one year or less.

     Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order".

     An exchange request is considered in "good order" only if:

     1. The dollar amount or number of shares to be purchased is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request. In addition, exchanges are only available in states where they may legally be made.

     The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

Determining Net Asset Value

     The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

     The Fund's assets consist primarily of shares of open-end and closed-end funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.

     Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                           REDEMPTION OF FUND SHARES

How Shares May Be Redeemed

     Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption request of $10,000 or more must be guaranteed as described above.

     Redemption proceeds will be forwarded within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

     Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

Systematic Withdrawal Plan

     An investor who has made an initial investment of at least $10,000 in the Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal
Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

     Dividends from the Fund's net investment income, if any, are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of shares of underlying funds and other portfolio securities also is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

Taxation of the Fund

     The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will imposed on the Fund.

Taxation of Underlying Funds

     The Fund intends only to invest in underlying funds that intend to qualify for treatment as RICs under the Code. If an underlying fund fails to qualify as a RIC it may be subject to federal income tax. No assurance can be given, however, that an underlying fund will qualify as a RIC.

Taxation of Shareholders

     Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be

"passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

     If the Fund realizes gain from the disposition of shares of any underlying fund held by the Fund as capital assets for more than one year, or if the Fund receives a distribution from any underlying fund that is designated as a capital gain distribution, the amount of that gain or distribution, respectively, is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an underlying fund and any other distribution received there from is included in the Fund's investment company taxable income.

     The Fund advises its shareholders of the tax status of distributions following the end of each calendar year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences will result upon an exchange of shares of the Fund for shares of another Series. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.

Qualified Retirement Plans

     An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                            PERFORMANCE INFORMATION

     From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

     In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. The total return of the Fund is increased to the extent that the Adviser has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.

                                  FUND SHARES

     The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate Series: the Capital Income Fund, the Growth Fund, the T-1 Treasury Trust, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and the Multiple Index Trust. The Board of Trustees may elect to add additional Series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Capital Income Fund.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate Series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each Series of the Trust will be voted separately except when an aggregate vote of all Series is required by the 1940 Act.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                              GENERAL INFORMATION

     Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                                    APPENDIX
                             FOREIGN SECURITIES AND
                         FOREIGN CURRENCY TRANSACTIONS

Foreign Securities

     An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underling fund invests in issuers located in emerging markets.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Fund.

     Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

Foreign Currency Transactions

     In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

                API TRUST CAPITAL INCOME FUND ACCOUNT APPLICATION

           Please Make Checks Payable to and Addressed to: API TRUST
                    P.O. Box 26305, Richmond, Virginia 23260
                   For Questions Please Call: (800) 544-6060

Amount: $                           Confirm #:
        -------------------------               -------------------------------

Minimum Initial Investment $500, Subsequent $100

                               ACCOUNT REGISTRATION

TYPE OF ACCOUNT CHECK ONE:        [ ]         [ ] JOINT     [ ] GIFTS/TRANSFERS TO A   [ ] TRUST    [ ] BUSINESS
                               INDIVIDUAL      TENANTS               MINOR             COMPLETE D    COMPLETE E
                            COMPLETE A ONLY                                                ONLY          ONLY
                                            COMPLETE A & B      COMPLETE C ONLY

A

---------------------------------------------------  --- --- --- - --- --- - --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

B

---------------------------------------------------  --- --- --- - --- --- - --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

Joint account holders will be considered "joint tenants with rights of survivorship" unless otherwise specified. Joint account holders may elect to register their account as an "either/or" account. Such an election permits shares to be redeemed and certain instructions to be honored upon the request of any one of the account holders. By electing "either/or" status, checks or some written requests with only one signature, from one tenant will be honored. If "either/or" is elected, the joint account holders agree that the Fund, its transfer agent and principal underwriter shall not be held liable for any loss sustained as a result of complying with these instructions.

[   ] "Either/or" election               [   ] All signatures required

C

---------------------------------------------------                               -------------------------
Custodian's Name (only one permitted)                      As Custodian For     Minor's Name (only one permitted)

under the      Uniform Gifts/Transfers to Minors Act.
          -----                                      ------------------------------------------         -----------------------
          State                                       Minor's Social Security Number (Required)         Minor's Date of Birth


D

---------------------------------------------------  ---------------------------------------------------
Name of Trustee                                      Name of Trust

---------------------------------------------------  -------------------------   -----------------------------
Name of Second Trustee (if any)                       Date of Trust (Required)  Taxpayer Identification Number
                                                                                       (Required)

E
                                                       [ ] Corporation    [ ] Partnership       [ ] Other
---------------------------------------------------                                                      ---------------
Name of Business                                                                                            Specify

---------------------------------------------------  ---------------------------------------------------
Taxpayer Identification Number                              Person to Contact Concerning Account

--------------------------------------------------------------------------------
MAILING ADDRESS

---------------------------------------------    ---------------     ---------------     ---------------
Street Address and Apartment Number or Box Number    City                State               Zip Code

I am a: [ ] U.S. Citizen [ ] Resident Alien

                                        ------------------------------  ---------------------------
                                             (Area Code) Day Phone       (Area Code) Evening Phone

    [ ] Non-Resident Alien
                         ----------------------------
                           Please Specify Country

                  (ADDITIONAL INFORMATION REQUIRED ON REVERSE)

                        CORPORATE AND TRUST CERTIFICATION

I hereby certify: (i) that I am the duly qualified Secretary of           , a
corporation duly organized and existing under the laws of       , or (ii) that
is/are the currently acting trustee(s) of            , and that all actions by
shareholders, directors, trustees and other bodies necessary to execute this
Application and establish an account with API Trust have been taken; and
further, that any one of the following officers or trustees, unless a greater number is specified, is, and until further notice to API Trust, will be duly authorized and empowered to purchase, sell, assign, transfer, and withdraw securities and funds from the account established hereby.

Dated this      day of             , 19
           -----       ------------     -----

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature of Secretary or Trust Officer

If more than one signature is required on the account, please specify the number of signatures required and identify the individuals below:

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

                              LIMITED AUTHORIZATION

I hereby authorize API Trust, its transfer agent and its principal underwriter to transmit information (such as statements) and to honor redemption instructions from the party designated below concerning my account:
Broker/Dealer [ ]   Investment Adviser [ ]

----------------------------------------------------   ----------------------------------------------------
Firm Name                                              Firm Address

(   )
----------------------------------------------------   ----------------------------------------------------
Main Office Phone Number                               Client Securities Firm Account No.

----------------------------------------------------   ----------------------------------------------------
Registered Representative Name

                               DISTRIBUTION OPTIONS

If no box below is checked, all distributions (dividends and capital gains) will be reinvested in additional shares.
[ ] I would like all dividends and capital gains (if any) reinvested in my account.
[ ] I would like all dividends and capital gains (if any) paid to me in cash.
[ ] I would like all dividends (if any) paid to me in cash and all capital gains (if any) reinvested in my account.
                            AUTOMATIC INVESTMENT PLAN

Purchases through the Automatic Investment Plan are effected on the 15th day of the month (or the following business day). Check one:

[ ] Monthly Investment                               [ ] Quarterly Investment
(March, June, September, December)

Amount of Systematic Investment $___________________ ($100 Minimum)

PLEASE ATTACH A VOIDED CHECK TO THIS APPLICATION.

                           SYSTEMATIC WITHDRAWAL PLAN

(The minimum initial investment or public offering price of any existing account must be $10,000 or more.)

[ ] Check here if you would like additional information and the Application for Systematic Withdrawal Plan sent to you.

                                    SIGNATURES

I acknowledge receipt of a current prospectus of Yorktown Classic Value Trust and agree to be bound by its terms and the terms set forth herein. As required by law and under penalties of perjury, I certify that (1) the Social Security or other taxpayer identification number (TIN) provided on this application is my correct TIN, and (2) currently I am not under IRS notification that I am subject to backup withholding. (Please strike out clause (2) if you are currently under notification.)

----------------------------------------------------   ----------------------------------------------------
Applicant                                       Date   Joint Applicant                                  Date

----------------------------------------------------   ----------------------------------------------------
Other Authorized Signature                       Date  Other Authorized Signature                       Date

      EXECUTIVE OFFICES
      American Pension Investors Trust
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      INVESTMENT ADVISER
      Yorktown Management & Research
        Company, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      DISTRIBUTOR
      Yorktown Distributors, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      TRANSFER AND DIVIDEND
        DISBURSING AGENT
      Fund Services, Inc.
      P.O. Box 26305
      Richmond, Virginia 23260
      (800) 628-4077

      CUSTODIAN
      MainStreet Trust Company
      P.O. Box 5228
      Martinsville, Virginia 24115

      INDEPENDENT AUDITORS
      Coopers & Lybrand L.L.P.
      250 West Pratt Street
      Baltimore, Maryland 21201

  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                              CAPITAL INCOME FUND
                                   PROSPECTUS

                                [API TRUST LOGO]

                    THIS PROSPECTUS IS DATED OCTOBER 1, 1997